Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of 21st Century Insurance Group (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     - the Amendment to the Annual Report of the Company on Form 10-K/A for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  April 22, 2003

/s/  Bruce  W.  Marlow
------------------------------------------
Bruce  W.  Marlow
President  and  Chief  Executive  Officer



/s/  John  M.  Lorentz
------------------------------------------
John  M.  Lorentz
Controller  and  Acting  Chief  Financial  Officer
(Principal  Accounting  Officer  and  Acting  Principal
Financial  Officer)



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